EXHIBIT 24

HARRIS CORPORATION
POWER OF ATTORNEY

	Know all
by
these presents, that the undersigned hereby makes, constitutes and appoints each of R.L. Ballantyne, S.T. Mikuen, or C.H. Tumser, any one signing singly, the undersigned's true and lawful attorney-in-fact to:



(1)	execute for and on behalf of the undersigned, in the
undersigned's
capacity as an officer and/or director of Harris
Corporation (the
"Company"), Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities
Exchange Act of 1934 and
the rules thereunder;

(2)	do and perform
any and all acts for and on
behalf of the undersigned which may be
necessary or desirable to complete
and execute any such Form 3, 4 and 5
and any other forms, complete and
execute any amendment or amendment
thereto, and timely file such form with
the United States Securities and
Exchange Commission and any stock exchange or similar authority; and


(3)	take any other action of any type
whatsoever in connection with the
foregoing which, in the opinion of such
attorney-in-fact, may be of
benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of
Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

	The undersigned hereby grants to
each
such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the
Securities Exchange Act of 1934.

	This Power of
Attorney shall
remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact. This Power of Attorney may be filed with the
SEC as a confirming statement of authority granted herein.

	In
witness
whereof, the undersigned has signed this Power of Attorney as of the 12th day of February, 2003.

Robert K. Henry

____________________________

Name (printed)


/s/ Robert K.
Henry
____________________________

Signature